Income Taxes (FY)	4 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
Income Taxes

Note 12 – Income Taxes

Deferred income taxes result from the temporary differences primarily attributable to amortization of intangible assets and debt discount and an accumulation of net operating loss carryforwards for income tax purposes with a valuation allowance against the carryforwards for book purposes.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Included in deferred tax assets are Federal, State and Local net operating loss carryforwards of approximately $2,970,000, the majority of which will expire in 2037.  The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Due to significant changes in the Company’s ownership, the Company’s future use of its existing net operating losses may be limited.

The provision (benefit) for income taxes differs from the amount of income tax determined by applying the applicable Federal statutory income tax rates (21% for the period ended December 31, 2018 and year ended August 31, 2018 and 34% for the year ended August 31, 2017) to the loss before taxes as a result of the following differences:

	December 31, 2018	August 31, 2018	August 31, 2017
Federal income tax (benefit) at statutory rate	$(926,700)	$(619,672)	$(592,708)
State income tax (benefit), net of Federal	(441,286)	(295,082)	(191,758)
Permanent differences – change in value of derivative liability and other	1,314,116	619,000
Effect of change in Federal statutory rate	-	230,616	-
Changes in valuation allowance	53,870	65,138	784,466

Total	$-	$-	$-

Deferred income taxes reflect the tax impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations.

Deferred income taxes include the net tax effects of net operating loss (NOL) carryforwards and the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  As of December 31, 2018, August 31, 2018 and August 31, 2017 significant components of the Company’s deferred tax assets are as follows:

	December 31, 2018	August 31, 2018	August 31, 2017
Deferred Tax Assets (Liabilities):
Net operating loss carryforwards	$920,390	$820,494	$741,267
Accrued compensation	39,680	44,800	54,000
Valuation allowance	(960,070)	(865,294)	(795,267)
Net deferred tax assets (liabilities)	$-	$-	$-